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Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-35656 and No. 333-45483) of Gradco Systems, Inc. of our report dated June 13, 2000, except for Note 3, as to which the date is June 28, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Orange County, California
July 9, 2002

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  Exhibit 23
CONSENT OF INDEPENDENT ACCOUNTANTS